THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/15/99 	Z-Tel Technologies Inc. (ZTEL) Common Stock

Shares       Price         Amount
5,000	    $17.00	   $85,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.19       N/A		0.08333%	  0.08333%

     Broker
Thomas Weissel Partners LLC

Underwriters of Z-Tel Technologies Inc. (ZTEL) Common Stock

U.S. Underwriters              	        Number of Shares
Weisel Partners LLC                            2,040,000
Credit Suisse First Boston Corp.               2,040,000
J.C. Bradford & Co.                              680,000
Stephens Inc.                                    680,000
Bear, Stearns & Co. Inc.                          60,000
Deutsche Banc, Alex.Brown                         60,000
First Union Securities, Inc.                      60,000
Hambrecht & Quist LLC                             60,000
Merrill Lynch, Pierce, Fenner & Smith Inc.        60,000
Salomon Smith Barney Inc.                         60,000
Dain Rauscher Wessels                             40,000
Gerard Klauer Mattison & Co., Inc.                40,000
Legg Mason Wood Walker, Inc.                      40,000
U.S. Bancorp Piper Jaffray Inc.                   40,000
Raymond James & Associates Inc.                   40,000
   Total                                       6,000,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/14/00 	Diversa Corp. (DVSA) Common Stock

Shares       Price         Amount
595	    $24.00	   $14,280.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.68       N/A		0.00821%	  0.01641%

     Broker
Bear, Stearns & Co. Inc.

Underwriters of Diversa Corp. (DVSA) Common Stock

U.S. Underwriters              	         Number of Shares
Bear, Stearns & Co. Inc.                        2,360,000
Chase Securities Inc.                           1,770,000
Deutsche Bank Securities Inc.                   1,770,000
Donaldson, Lufkin & Jenrette Securities Corp.     100,000
ING Barings LLC                                   100,000
Merrill Lynch, Pierce, Fenner & Smith Inc.        100,000
Morgan Stanley & Co., Inc.                        100,000
FleetBoston Robertson Stephens Inc.               100,000
Salomon Smith Barney Inc.                         100,000
SG Cowen Securities Corp.                         100,000
Warburg Dillon Read LLC                           100,000
Aegis Capital Corp.                                50,000
Dain Rauscher Wessels                              50,000
Gerard Klauer Mattison & Co., LLC                  50,000
Janney Montgomery Scott LLC                        50,000
Josephthal & Co., Inc.                             50,000
JWGenesis Securities, Inc.                         50,000
Needham & Company, Inc.                            50,000
Pacific Growth Equities, Inc.                      50,000
Punk, Ziegel & Company, LP                         50,000
Stephens Inc.                                      50,000
Tucker Anthony Inc.                                50,000
   Total                                        7,250,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/01/00 	Palm, Inc. (PALM) Common Stock

Shares       Price         Amount
28,400	    $38.00	  $1,079,200.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.995       N/A	0.12348%	  0.12348%

     Broker
Goldman, Sachs & Co.

Underwriters of Palm, Inc. (PALM) Common Stock

U.S. Underwriters              	           Number of Shares
Goldman, Sachs & Co.                              7,245,000
Morgan Stanley & Co., Inc.                        7,245,000
Merrill Lynch, Pierce, Fenner & Smith Inc.        4,140,000
FleetBoston Robertson Stephens Inc.               2,070,000
Banc of America Securities LLC                      240,000
SG Cowen Securities Corp.                           240,000
Salomon Smith Barney Inc.                           240,000
SoundView Technology Group, Inc.                    240,000
Chase Securities Inc.                               240,000
Credit Lyonnais Securities (USA) Inc.               240,000
Deutsche Bank Securities Inc.                       240,000
Fidelity Capital Markets                            155,000
HSBC Securities (USA) Inc.                          155,000
Sanford C. Bernstein & Co., Inc.                    155,000
U.S. Bancorp Piper Jaffray Inc.                     155,000
   Total                                         23,000,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/25/00 	Hotel Reservations Network Inc. (ROOM) Common
                Stock
Shares       Price         Amount
12,250	    $16.00	  $196,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.12       N/A		0.22685%	  0.22685%

     Broker
Donaldson Lufkin & Jennrette


Underwriters of Hotel Reservations Network Inc. (ROOM) Common
Stock

U.S. Underwriters              	              Number of Shares
Donaldson, Lufkin & Jenrette Securities Corp.        1,452,502
Allen & Company Inc.                                   899,166
Bear, Stearns & Co. Inc.                               899,166
Thomas Weisel Partners LLC                             899,166
DLJDIRECT Inc.                                         100,000
Chase H&Q                                               50,000
Credit Suisse First Boston Corp.                        50,000
A.G. Edwards & Sons, Inc.                               50,000
Goldman, Sachs & Co.                                    50,000
ING Barings LLC                                         50,000
Lazard Freres & Co., LLC                                50,000
Merrill Lynch, Pierce, Fenner & Smith Inc.              50,000
PaineWebber Inc.                                        50,000
Prudential Securities Inc.                              50,000
Salomon Smith Barney Inc.                               50,000
SG Cowen Securities Corp.                               50,000
Adams, Harkness & Hill, Inc.                            25,000
George K. Baum & Co.                                    25,000
William Blair & Co., LLC                                25,000
J.C. Bradford & Co.                                     25,000
The Chapman Company                                     25,000
Dain Rauscher Wessels                                   25,000
Fahnestock & Co., Inc.                                  25,000
First Albany Corp.                                      25,000
First Southwest Company                                 25,000
Gabelli & Co. Inc.                                      25,000
Gerard Klauer Mattison & Co., Inc.                      25,000
Janney Montgomery Scott LLC                             25,000
Johnston, Lemon & Co., Inc.                             25,000
Morgan Keegan & Company, Inc.                           25,000
Needham & Co., Inc.                                     25,000
Parker/Hunter Inc.                                      25,000
U.S. Bancorp Piper Jaffray Inc.                         25,000
Raymond James & Associates Inc.                         25,000
Ryan, Beck & Co., Inc.                                  25,000
Sanders Morris Harris                                   25,000
Sands Brothers & Co. LTD                                25,000
Stephens Inc.                                           25,000
Sutro & Co., Inc.                                       25,000
Tucker Anthony Cleary Gull                              25,000
   Total                                             5,400,000



THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/00 	eOn Communications Corp. (EONC) Common Stock

Shares       Price         Amount
34,700	    $12.00	  $416,400.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$0.84       N/A		0.96389%	  0.96389%

     Broker
Needham & Co., Inc.

Underwriters of eOn Communications Corp. (EONC) Common Stock

U.S. Underwriters              	          Number of Shares
Needham & Co., Inc                               1,344,000
A.G. Edwards & Sons, Inc.                          940,800
WR Hambrecht + Co., LLC                            403,200
Banc of America Securities LLC                      96,000
CIBC World Market Inc.                              96,000
Chase H&Q                                           96,000
ING Barings LLC                                     96,000
Adams, Harkness & Hill, Inc.                        66,000
J.C. Bradford & Co.                                 66,000
Dain Rauscher Wessels                               66,000
Morgan Keegan & Co., Inc.                           66,000
Sanders Morris Mundy Inc.                           66,000
Smeets Securities NV                                66,000
Stifel, Nicolaus & Co., Inc.                        66,000
U.S. Bancorp Piper Jaffray Inc.                     66,000
   Total                                         3,600,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/00 	eMerge Interactive, Inc. (EMRG) Common Stck

Shares       Price         Amount
6,900	    $12.00	  $82,800.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.05       N/A		0.08625%	  0.08625%

     Broker
Needham & Co., Inc.

Underwriters of  eMerge Interactive, Inc. (EMRG) Common Stock

U.S. Underwriters              	         Number of Shares
Adams, Harkness & Hill, Inc.                    1,400,000
First Union Securities, Inc.                    1,400,000
FAC/Equities                                      700,000
Banc of America Securities LLC                    100,000
Hambrecht & Quist LLC                             100,000
Deutsche Bank Securities Inc.                     100,000
Lehman Brothers                                   100,000
J.P. Morgan Securities Inc.                       100,000
Prudential Securities Inc.                        100,000
Thomas Weisel Partners LLC                        100,000
First Montauk Securities Corp.                     50,000
Janney Montgomery Scott LLC                        50,000
Legg Mason Wood Walker, Inc.                       50,000
Parker/Hunter Inc.                                 50,000
Pennsylvania Merchant Group                        50,000
Wedbush Morgan Securities                          50,000
   Total                                        4,500,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/31/00 	Sequenom, Inc. (SQNM) Common Stock

Shares       Price         Amount
1,000	    $26.00	  $26,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.82       N/A		0.01905%	  0.01905%

     Broker
Warburg Dillon Read LLC

Underwriters of  Sequenom, Inc. (SQNM) Common Stock

U.S. Underwriters          	        Number of Shares
Warburg Dillon Read LLC                        2,075,000
FleetBoston Robertson Stephens Inc.            1,037,500
SG Cowen Securities Corp.                      1,037,500
Banc of America Securities LLC                   100,000
Bear, Stearns & Co. Inc.                         100,000
Cantor Fitzgerald & Co.                          100,000
Deutsche Bank Securities Inc.                    100,000
Donaldson, Lufkin & Jenrette Securities          100,000
Dresdner Kleinwort Benson North America LLC      100,000
Hambrecht & Quist LLC                            100,000
ING Barings LLC                                  100,000
Lehman Brothers                                  100,000
Merrill Lynch, Pierce, Fenner & Smith Inc.       100,000
Morgan Stanley & Co., Inc.                       100,000
  Total                                        5,250,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/02/00 	UTStarcom, Inc. (UTSI) Common Stock

Shares       Price         Amount
3,550	    $18.00	  $63,900

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.26       N/A		0.03550%	  0.03550%

     Broker
Merrill Lynch & Co.

Underwriters of UTStarcom, Inc. (UTSI) Common Stock

U.S. Underwriters          	        Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Inc.     3,600,000
Banc of America Securities LLC                 2,160,000
U.S. Bancorp Piper Jaffray Inc.                1,440,000
Credit Suisse First Boston Corp.                 110,000
Deutsche Bank Securities Inc.                    110,000
FleetBoston Robertson Stephens Inc.              110,000
Hambrecht & Quist LLC                            110,000
First Analysis Securities Corp.                   90,000
Laidlaw Global Securities, Inc.                   90,000
Ramirez & Co., Inc.                               90,000
Sutro & Co., Inc.                                 90,000
  Total                                        8,000,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/07/00 	Tanox, Inc. (TNOX) Common Stock

Shares       Price         Amount
35,750      $28.50	  $1,018,875.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.99       N/A		0.47667%	  0.47667%

     Broker
CIBC World Markets


Underwriters of Tanox, Inc. (TNOX) Common Stock

U.S. Underwriters              	              Number of Shares
CIBC World Markets Corp.                             2,835,000
FleetBoston Robertson Stephens Inc.                  1,449,000
Warburg Dillon Read LLC                              1,449,000
Adams, Harkness & Hill, Inc.                           441,000
KBC Securities Inc.                                    126,000
Chase H&Q                                              100,000
Lehman Brothers Inc.                                   100,000
PaineWebber Inc.                                       100,000
Prudential Securities Inc.                             100,000
SG Cowen Securities Corp.                              100,000
U.S. Bancorp Piper Jaffray Inc.                        100,000
Dain Rauscher Wessels                                   50,000
Davenport & Co. of Virginia, Inc.                       50,000
Dominick & Dominick LLC                                 50,000
Gerard Klauer Mattison & Co., LLC                       50,000
Josephthal & Co., Inc.                                  50,000
Legg Mason Wood Walker, Inc.                            50,000
Needham & Co., Inc.                                     50,000
Pennsylvania Merchant Group                             50,000
Ragen Mackenzie Inc.                                    50,000
The Robinson-Humphrey Co., LLC                          50,000
Sanders Morris Harris                                   50,000
Stephens Inc.                                           50,000
   Total                                             7,500,000